Exhibit 99.1

Bristol Myers Squibb Announces Early Participation Results,

Upsizing and Early Settlement of Tender Offers

(NEW YORK, March 1, 2022) – Bristol-Myers Squibb Company (NYSE: BMY) (“Bristol Myers Squibb”), with its wholly-owned subsidiary Celgene Corporation (“Celgene”) (collectively, the “Offerors”), announced the early participation results, as of 5:00 p.m. (New York City time) on March 1, 2022 (the “Early Tender Deadline”), of the previously announced 22 separate offers to purchase for cash notes issued by the Offerors listed in the tables below. The Offerors also announced that they are increasing the maximum aggregate purchase price of Notes they will accept for purchase from the previously announced amount of up to an aggregate principal amount that would not result in a maximum aggregate purchase price of more than $4,000,000,000 to an amount more fully described herein, and that they are increasing certain of the Pool Maximums (as defined in the Offer to Purchase) in connection therewith (collectively, the “Amended Maximum Acceptance Amounts”). All other terms and conditions of the tender offers as previously announced in the Offer to Purchase, as amended and supplemented hereby, remain unchanged.

The outstanding debt securities listed in (i) the first table below labeled “2025 Pool” are referred to collectively as the “2025 Pool Notes,” (ii) the second table below labeled “2026 Pool” are referred to collectively as the “2026 Pool Notes,” (iii) the third table below labeled “2027 Pool” are referred to collectively as the “2027 Pool Notes,” (iv) the fourth table below labeled “2029 Pool” are referred to collectively as the “2029 Pool Notes,” and (v) the fifth table below labeled “High Coupon Pool” are referred to collectively as the “High Coupon Pool Notes.” The High Coupon Pool Notes, the 2025 Pool Notes, the 2026 Pool Notes, the 2027 Pool Notes and the 2029 Pool Notes are referred to collectively as the “Notes,” and each series of Notes is referred to as a “series.” We refer to each offer to purchase a series of Notes for cash as an “Offer,” the offers to purchase the 2025 Pool Notes collectively as the “2025 Pool Offers,” the offers to purchase the 2026 Pool Notes collectively as the “2026 Pool Offers,” the offers to purchase the 2027 Pool Notes collectively as the “2027 Pool Offers,” the offers to purchase the 2029 Pool Notes collectively as the “2029 Pool Offers,” the offers to purchase the High Coupon Pool Notes collectively as the “High Coupon Pool Offers,” and all the offers to purchase Notes are referred to collectively as the “Offers.”

The Offerors’ obligations to accept Notes tendered in the Offers are subject to the terms and conditions described in the Offer to Purchase dated February 15, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) which sets forth a detailed description of the Offers, including:

(a) the Acceptance Priority Procedures (as defined in the Offer to Purchase), and (b) the following Amended Maximum Acceptance Amounts:

i.
all of the 2025 Pool Notes tendered as of the Early Tender Deadline, hereby amending the $500 million maximum aggregate purchase price of the 2025 Pool Notes validly tendered in the 2025 Pool Offers previously disclosed in the Offer to Purchase;

ii.
$500 million maximum aggregate principal amount of the 2026 Pool Notes, hereby amending the $500 million maximum aggregate purchase price of the 2026 Pool Notes validly tendered in the 2026 Pool Offers previously disclosed in the Offer to Purchase;

iii.
all of the 2027 Pool Notes tendered as of the Early Tender Deadline, hereby amending the $500 million maximum aggregate purchase price of the 2027 Pool Notes validly tendered in the 2027 Pool Offers previously disclosed in the Offer to Purchase;

iv.
$1.6 billion maximum aggregate principal amount of the 2029 Pool Notes, hereby amending the $1.25 billion maximum aggregate purchase price of the 2029 Pool Notes validly tendered in the 2029 Pool Offers previously disclosed in the Offer to Purchase; and

v.
$1.5 billion maximum aggregate principal amount of the High Coupon Pool Notes, hereby amending the $1.25 billion maximum aggregate purchase price of the High Coupon Pool Notes validly tendered in the High Coupon Pool Offers previously disclosed in the Offer to Purchase.

The Offerors were advised by Global Bondholder Services Corporation, as the tender agent and information agent, that as of the Early Tender Deadline, the aggregate principal amounts of the Notes specified in the tables below were validly tendered and not validly withdrawn:

2025 Pool

Offers to purchase for cash all of the aggregate principal amount tendered as of the Early Tender Deadline of the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline
1	3.875% Notes due 2025	110122DC9/ 110122BN7/ U11009AN4	Bristol Myers Squibb	$1,822,221,000	$821,877,000
1	3.875% Notes due 2025	151020AS3	Celgene	$103,050,000	$25,355,000

2026 Pool

Offers to purchase for cash up to $500,000,000 aggregate principal amount of the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline
1	3.200% Notes due 2026	110122CN6/ 110122CA4/ U11009BA1	Bristol Myers Squibb	$2,250,000,000	$1,455,673,000

2027 Pool

Offers to purchase for cash all of the aggregate principal amount tendered as of the Early Tender Deadline of the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline
1	3.450% Notes due 2027*	110122DD7/ 110122BP2/ U11009AP9	Bristol Myers Squibb	$961,528,000	$443,786,000
1	3.450% Notes due 2027*	151020AY0	Celgene	$38,467,000	$21,919,000
2	3.250% Notes due 2027	110122BB3	Bristol Myers Squibb	$750,000,000	$237,723,000

2029 Pool

Offers to purchase for cash up to $1,600,000,000 aggregate principal amount of the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline
1	3.400% Notes due 2029*	110122CP1/ 110122CB2/ U11009BB9	Bristol Myers Squibb	$4,000,000,000	$2,316,845,000

High Coupon Pool

Offers to purchase for cash up to $1,500,000,000 aggregate principal amount of the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline
1	6.875% Notes due 2097	110122AC2	Bristol Myers Squibb	$85,727,000	$23,310,000
2	5.700% Notes due 2040	110122DF2/ 110122BR8/ U11009AR5	Bristol Myers Squibb	$188,880,000	$37,869,000
2	5.700% Notes due 2040	151020AF1	Celgene	$3,849,000	$1,550,000
3	5.250% Notes due 2043	110122DG0/ 110122BS6/ U11009AS3	Bristol Myers Squibb	$274,303,000	$52,630,000
3	5.250% Notes due 2043	151020AL8	Celgene	$5,890,000	$1,826,000
4	5.000% Notes due 2045*	110122DJ4/ 110122BU1/ U11009AU8	Bristol Myers Squibb	$1,733,461,000	$991,737,000
4	5.000% Notes due 2045*	151020AU8	Celgene	$34,749,000	$19,040,000
5	4.500% Notes due 2044*	110122AX6	Bristol Myers Squibb	$500,000,000	$158,480,000
6	4.550% Notes due 2048*	110122DL9/ 110122BW7/ U11009AW4	Bristol Myers Squibb	$1,447,340,000	$950,533,000
6	4.550% Notes due 2048*	151020AZ7	Celgene	$38,440,000	$5,575,000
7	4.250% Notes due 2049*	110122CR7/ 110122CD8/ U11009BD5	Bristol Myers Squibb	$3,750,000,000	$2,030,240,000
8	4.625% Notes due 2044*	110122DH8/ 110122BT4/ U11009AT1	Bristol Myers Squibb	$744,719,000	$434,446,000
8	4.625% Notes due 2044*	151020AM6	Celgene	$3,691,000	$982,000
9	4.350% Notes due 2047*	110122DK1/ 110122BV9/ U11009AV6	Bristol Myers Squibb	$1,236,433,000	$853,617,000
9	4.350% Notes due 2047*	151020AW4	Celgene	$13,567,000	$7,314,000

*
Denotes a series of Notes for which the Total Consideration, the Tender Consideration and the Offer Yield (each as defined in the Offer to Purchase) will be determined taking into account the par call date, instead of the maturity date, of the Notes of such series in accordance with standard market practice.

The withdrawal rights for the Offers expired at 5:00 p.m. (New York City time) on March 1, 2022. All conditions of the Offers were deemed satisfied or waived by the Offerors by the Early Tender Deadline. The Offerors have elected to exercise their Early Settlement Right (as defined in the Offer to Purchase). The Early Settlement Date (as defined in the Offer to Purchase) will occur on March 4, 2022. Because the aggregate principal amount of Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline met or exceeded the Amended Maximum Acceptance Amounts, the Offerors do not expect to accept for purchase any Notes tendered after the Early Tender Deadline. The Offers will each expire at 11:59 p.m. (New York City time) on March 15, 2022, unless extended or earlier terminated by the Offerors.

Promptly after 9:00 a.m. (New York City time) on March 2, 2021 (the “Price Determination Date”), the Offerors will issue a press release specifying, among other things, (i) the aggregate principal amount of Notes accepted in each Offer, (ii) the offer yield, which is the applicable yield to maturity based on the price of the applicable Reference U.S. Treasury Security for that series as of the Price Determination Date plus the applicable fixed spread (as specified in the Offer to Purchase) (the “Offer Yield”), and (iii) the proration factor (if any) applied to such validly tendered Notes. All Holders of Notes (each, a “Holder” and collectively, “Holders”) whose Notes are accepted in an Offer will receive a cash payment equal to accrued and unpaid interest on such Notes to, but not including, the relevant Settlement Date (as defined in the Offer to Purchase) (the “Accrued Coupon Payment”) in addition to their Total Consideration or Tender Consideration, as applicable. For the avoidance of doubt, interest will cease to accrue on the relevant Settlement Date for all Notes accepted in the Offers. Under no circumstances will any interest be payable to Holders because of any delay on the part of Global Bondholder Services Corporation, as the tender agent and information agent, The Depository Trust Company or any other party in the transmission of funds to Holders. See the Offer to Purchase for additional information.

All Notes accepted in the Offers will be cancelled and retired and will no longer remain outstanding obligations of the relevant Offeror. Following the Price Determination Date, the Offerors may elect to redeem all or a portion of Bristol Myers Squibb’s 3.875% Notes due 2025 or 3.200% Notes due 2026 or Celgene’s 3.875% Notes due 2025 that are not tendered and accepted in the Offers in accordance with the terms of the optional redemption provisions in the indentures governing such Notes.

The Offerors have retained Deutsche Bank Securities Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC as dealer managers for the Offers. Questions regarding terms and conditions of the Offers should be directed to Deutsche Bank Securities Inc. at (866) 627-0391 (toll-free) or (212) 250-2955 (collect) or BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 683-3215 (collect) or Goldman Sachs & Co. LLC at (800) 828-3182 (toll-free) or (212) 902-5962 (collect). Global Bondholder Services Corporation is acting as the tender agent and the information agent for the Offers (the “Tender and Information Agent”).

Offer and Distribution Restrictions

This announcement is for informational purposes only. This announcement is not an offer to sell or purchase, a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to any of Notes described herein. The Offers are being made solely pursuant to the Offer to Purchase. The Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of the Offerors by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

United Kingdom

The Offer to Purchase is only addressed to Holders where they would (if they were clients of the Offerors) be per se professional clients or per se eligible counterparties of the Offerors within the meaning of the rules of the Financial Conduct Authority (“ FCA ”). Neither the Offer to Purchase nor any other related documents or materials are addressed to or directed at any persons who would be retail clients within the meaning of the FCA rules and any such persons should not act or rely on them. Recipients of the Offer to Purchase and any other documents or materials relating to the Offer should note that the Offerors is acting on its own account in relation to the Tender Offer and will not be responsible to any other person for providing the protections which would be afforded to clients of the Offerors or for providing advice in relation to the Offer.

This announcement, the Offer to Purchase and any other documents or materials relating to the Tender Offer are not being made and such documents have not been approved by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to persons outside the United Kingdom and to those persons in the United Kingdom falling within the definition of investment professionals (as defined by Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (“ Financial Promotion Order ”)) or persons who are within Article 43 of the Financial Promotion Order or any other persons to whom they may otherwise lawfully be communicated under the Financial Promotion Order and should not be relied on or acted on in the United Kingdom by any other persons.

EEA

In the EEA, this announcement and the Tender Offer will not, directly or indirectly, be made to, or for the account of, any person other than to qualified investors within the meaning of Article 2(e) of the Prospectus Regulation. Neither this announcement nor the Offer to Purchase, nor any other documentation or material relating to the Tender Offer, has been or will be submitted to a competent authority in the EEA for approval. Therefore, neither the Offer to Purchase nor any other documentation or material relating to the Tender Offer qualifies as an approved prospectus as meant in Article 6 of the Prospectus Regulation.

Accordingly, in the EEA, the Tender Offer may not be made by way of an “offer of securities to the public” within the meaning of Article 2(d) of the Prospectus Regulation and the Offer may not be promoted and is not being made to, any person in the EEA (with the exception of “qualified investors” within the meaning of Article 2(e) in conjunction with Article 1(4)(a) of the Prospectus Regulation). This announcement, the Offer to Purchase and any other documentation or materials relating to the Tender Offer  (including memoranda, information circulars, brochures or similar documents) have not been forwarded or made available to, and are not being forwarded or made available to, directly or indirectly, any such person.

With regard to the EEA, this announcement and the Offer to Purchase have been transmitted only for personal use by the aforementioned qualified investors and only for the purpose of the Tender Offer. Accordingly, the information contained in this announcement and the Offer to Purchase may not be used for any other purpose or be transmitted to any other person in the EEA.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can identify these forward-looking statements by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are likely to relate to, among other things, Bristol Myers Squibb’s goals, plans and objectives regarding its financial position, results of operations, cash flows, market position, product development, product approvals, sales efforts, expenses, performance or results of current and anticipated products, its business development strategy and capital allocation strategy, its ability to realize the projected benefits of its acquisitions of Celgene and MyoKardia, Inc., the full extent of the impact of the coronavirus disease (“COVID-19”) pandemic on its operations and the development and commercialization of its products, potential laws and regulations to lower drug costs, market actions taken by private and government payers to manage drug utilization and contain costs, the expiration of patents or data protection on certain products, including assumptions about its ability to retain patent exclusivity of certain products, and the impact and the result of governmental investigations. No forward-looking statement can be guaranteed.

Forward-looking statements are based on current expectations and projections about Bristol Myers Squibb’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond its control and could cause its future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to: increasing pricing pressures from market access, pharmaceutical pricing controls and discounting; changes to tax and importation laws and other restrictions in the United States, the European Union and other regions around the world that result in lower prices, lower reimbursement rates and smaller populations for whom payers will reimburse; changes under the 340B Drug Pricing Program; challenges inherent in new product development, including obtaining and maintaining regulatory approval; its ability to obtain and protect market exclusivity rights and enforce patents and other intellectual property rights; the possibility of difficulties and delays in product introduction and commercialization; the risk of certain novel approaches to disease treatment (such as CAR T therapy); industry competition from other manufacturers; potential difficulties, delays and disruptions in manufacturing, distribution or sale of products, including without limitation, interruptions caused by damage to its and its suppliers’ manufacturing sites; the impact of integrating its and Celgene’s business and operations, including with respect to human capital management, portfolio rationalization, finance and accounting systems, sales operations and product distribution, pricing systems and methodologies, data security systems, compliance programs and internal controls processes; the risk of an adverse patent litigation decision or settlement and exposure to other litigation and/or regulatory actions; the impact of any healthcare reform and legislation or regulatory action in the United States and international markets; increasing market penetration of lower-priced generic products; the failure of its suppliers, vendors, outsourcing partners, alliance partners and other third parties to meet their contractual, regulatory and other obligations; regulatory decisions impacting labeling, manufacturing processes and/or other matters; the impact on its competitive position from counterfeit or unregistered versions of its products or stolen products; the adverse impact of cyber-attacks on its information systems or products, including unauthorized disclosure of trade secrets or other confidential data stored in its information systems and networks; its ability to execute its financial, strategic and operational plans; its ability to identify potential strategic acquisitions, licensing opportunities or other beneficial transactions; its dependency on several key products; any decline in its future royalty streams; its ability to effectively manage acquisitions, divestitures, alliances and other portfolio actions and to successfully realize the expected benefits of such actions; its ability to attract and retain key personnel; the impact of its significant additional indebtedness that it incurred in connection with the Celgene acquisition and the MyoKardia acquisition; political and financial instability of international economies and sovereign risk; interest rate and currency exchange rate fluctuations, credit and foreign exchange risk management; the impact of adverse outcomes in lawsuits, claims, proceedings and government investigations; issuance of new or revised accounting standards; and risks relating to public health outbreaks, epidemics and pandemics, including the impact of the COVID-19 pandemic on its operations.

The foregoing list sets forth some, but not all, of the factors that could have an impact upon Bristol Myers Squibb’s ability to achieve results described in any forward-looking statements. In addition, all of the forward-looking statements that it makes in this document are qualified by the information incorporated by reference into this press release, including, but not limited to (i) the information contained under this heading and (ii) the information discussed under the sections entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the risk factors discussed in its future filings with the SEC. See “Where You Can Find More Information; Documents Incorporated by Reference.”

Persons reading this press release are cautioned not to place undue reliance on Bristol Myers Squibb’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. You also should understand that it is not possible to predict or identify all such factors and that this list should not be considered a complete statement of all potential risks and uncertainties. Investors also should realize that if underlying assumptions prove inaccurate or if unknown risks or uncertainties materialize, actual results could vary materially from its projections. Except as otherwise required by law, it is not under any obligation, and expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements included in this press release, or elsewhere, whether written or oral, that may be made from time to time relating to any of the matters discussed in this press release, whether as a result of new information, future events, changed circumstances or otherwise, as of any future date.

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook, and Instagram.

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